Exhibit 10.49

Guaranty

Dated: November 22, 2024

For Value Received and in consideration of advances made or to be made, or credit given or to be given, or other financial accommodation afforded or to be afforded to Muriel Siebert & Co., LLC, a Delaware limited liability corporation (hereinafter designated as the “Borrower”), by BMO Bank N.A. and/or any affiliates of the Bank (hereinafter collectively called the “Bank”), from time to time, the undersigned hereby guarantees the full and prompt payment to the Bank at maturity and at all times thereafter of any and all Obligations (as defined in the Credit Agreement defined below) whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest, costs, fees, and charges after the entry of an order for relief against the Borrower in a case under Title 11 of the United States Bankruptcy Code or any similar proceeding, whether or not such interest, costs, fees and charges would be an allowed claim against the Borrower in such proceeding), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired (the foregoing being collectively referred to as the “Indebtedness”); and the undersigned further agrees to pay all expenses, legal and/or otherwise (including court costs and reasonable attorneys’ fees), paid or incurred by the Bank in endeavoring to collect the Indebtedness, or any part thereof, and in protecting, defending or enforcing this guaranty in any litigation, bankruptcy or insolvency proceedings or otherwise. Notwithstanding anything contained herein to the contrary, the term “Indebtedness” shall not include, and the undersigned does not hereby guaranty the payment of, Excluded Swap Obligations.

All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement. Without limiting the foregoing, for purposes of this guaranty:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Credit Agreement” means that certain Credit Agreement dated as of November 22, 2024, by and among the Borrower and the Bank, as the same may be amended, modified, supplemented or restated from time to time.

“Excluded Swap Obligation” means any Swap Obligation of the Borrower if, and to the extent that, all or a portion of the guarantee of the undersigned of such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of the undersigned’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time this guaranty becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee is or becomes illegal.

“Swap Obligation” means any obligation of the Borrower to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

The undersigned further acknowledges and agrees with the Bank that:

1. This guaranty is a continuing, absolute and unconditional guaranty, and shall remain in full force and effect until written notice of its discontinuance shall be actually received by the Bank, and also until any and all of the Indebtedness created, existing or committed to before receipt of such notice shall be fully paid. This is a guaranty of payment and not of collection, and in case the Borrower fails to pay any Indebtedness when due, the undersigned agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Borrower. The dissolution of the undersigned shall not terminate this guaranty until notice of such dissolution shall have been actually received by the Bank, nor until all of the Indebtedness created or existing before receipt of such notice shall be fully paid. The granting of credit from time to time by the Bank to the Borrower in excess of the amount to which the right of recovery under this guaranty is limited and without notice to the undersigned, is hereby also authorized and shall in no way affect or impair this guaranty.

2. In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against the Borrower or the undersigned, all of the Indebtedness then existing shall, at the option of the Bank, immediately become due or accrued and payable from the undersigned. All dividends or other payments received from the Borrower or on account of the Indebtedness from whatsoever source, shall be taken and applied as payment in gross, and this guaranty shall apply to and secure any ultimate balance that shall remain owing to the Bank.

3. The liability hereunder shall in no way be affected or impaired by (and the Bank is hereby authorized to make from time to time, without notice to anyone), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Indebtedness, either express or implied, or of any contract or contracts evidencing any of the Indebtedness, or of any security or collateral therefor. The liability hereunder shall in no way be affected or impaired by any acceptance by the Bank of any security for or other guarantors upon any of the Indebtedness, or by any failure, neglect or omission on the part of the Bank to realize upon or protect any of the Indebtedness, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Borrower, possessed by the Bank, toward the liquidation of the Indebtedness, or by any application of payments or credits thereon. The Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness, or any part thereof. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of the Bank, at any time, to resort for payment to the Borrower or to any other guaranty, or to any other persons or corporations, their properties or estates, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Bank shall have the right to enforce this guaranty irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

4. All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Borrower or the undersigned or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of the Indebtedness, and of any security and collateral therefor, and of the acceptance of this guaranty, and of any and all extensions of credit and indulgence hereunder, are waived. No act of commission or omission of any kind, or at any time, upon the part of the Bank in respect to any matter whatsoever, shall in any way affect or impair this guaranty.

5. The undersigned will not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable for payment of the Indebtedness, or as to any security therefor, unless and until the full amount owing to the Bank on the Indebtedness has been paid and the payment by the undersigned of any amount pursuant to this guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Indebtedness or any proceeds thereof or any security therefor unless and until the full amount owing to the Bank on the Indebtedness has been paid.

6. Subject to the terms and conditions of the Credit Agreement, the Bank may, without any notice whatsoever to any one, sell, assign or transfer all of the Indebtedness, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of or participant in all or any part of the Indebtedness, shall have the right to enforce this guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but the Bank shall have an unimpaired right to enforce this guaranty for the benefit of the Bank or any such participant, as to so much of the Indebtedness that it has not sold, assigned or transferred.

7. The undersigned waives any and all defenses, claims and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Indebtedness, or any setoff available against the Bank to the Borrower or any such other person, whether or not on account of a related transaction. The undersigned agrees that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

8. If any payment applied by the Bank to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such of the Indebtedness as fully as if such application had never been made.

9. The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Bank as guarantor of the Indebtedness, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

10. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this guaranty are declared to be severable. This guaranty shall be construed according to the law of the State of Illinois, in which State it shall be performed by the undersigned and may not be waived, amended, released or otherwise changed except by a writing signed by the Bank.

11. This guaranty and every part thereof shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned, and upon the heirs, legal representatives, successors and assigns of the undersigned, and shall inure to the benefit of the Bank, its successors, legal representatives and assigns. The undersigned waives notice of the Bank’s acceptance hereof.

12. The undersigned hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this guaranty or the transactions contemplated hereby. The undersigned irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Undersigned and the Bank each hereby irrevocably waive any and all right to trial by jury in any legal proceeding arising out of or relating to this guaranty or the transactions contemplated hereby.

[Signature Page to Follow]

Signed and Delivered by the undersigned as of the date first written above. The undersigned acknowledges receipt of a completed copy of this Guaranty as of the time of execution.

Siebert Financial Corp., a New York corporation

By	/s/ Andrew Reich
	Name	Andrew Reich
	Title	Chief Financial Officer

Address:

653 Collins Avenue
Miami Beach, Florida 33139
Attention: CFO
Telephone:310-432-2192
E-mail: mcolombino@siebert.com

Important Notice To Guarantors

You are being asked to guarantee this debt, as well as all future debts of the borrower entered into with the bank. Think carefully before you do. If the borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

The bank can collect this debt from you without first trying to collect from the borrower. The bank can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become part of your credit record.

This notice is not the contract that makes you liable for the debt.

Signature Page to Guaranty (Muriel Siebert)